EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share Tables
Computations of basic and diluted per share
	12/31/2016	12/31/2015

Net (loss) income	$(601,002)	$(6,687,912)
Weighted average common shares outstanding – basic	12,564,824	12,561,598
Option awards	8,074	20,687
Weighted average common shares outstanding - dilutive	12,564,824	12,561,598
Basic and Diluted	(0.05)	(0.53)